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                                                                   Exhibit 10.19

                              THIRD AMENDMENT OF
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                     AMENDED AND RESTATED CREDIT AGREEMENT
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               THIS THIRD AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT
(this "Amendment"), dated as of December 1, 1999, is by and among BASIN EXPLORATION, INC., a Delaware corporation ("Borrower"), U.S. BANK NATIONAL ASSOCIATION f/k/a COLORADO NATIONAL BANK ("USB"), UNION BANK OF CALIFORNIA, N.A. ("Union"), TORONTO DOMINION (TEXAS), INC. ("TDT"), and BANK OF AMERICA, N.A., a national banking association ("BA"), in its capacity as a Lender and as Agent for Lenders. USB, Union, TDT and BA are herein collectively referred to as "Lenders."

                                   RECITALS

               A. Borrower and NationsBank, USB and Union entered into an Amended and Restated Credit Agreement dated as of January 1, 1999, as previously amended (as so amended, the "Credit Agreement"), in order to set forth the terms upon which NationsBank, USB and Union would make loans to Borrower and issue letters of credit at the request of Borrower and by which such loans and letters of credit would be governed and repaid. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

               B. The parties hereto wish to enter into this Amendment in order to amend certain terms and provisions of the Credit Agreement.

                                   AGREEMENT

               NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

               1.   Credit Agreement. Effective as of the date of this
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Amendment, the Credit Agreement shall be, and hereby is, amended as follows:

                    (a)  The definition of "Borrowing Base (Conforming)" in
Section 1.1 on page 3 of the Credit Agreement shall be deleted, and the following shall be substituted therefor:

                              "Borrowing Base (Conforming)" means, at any
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          time prior to the Maturity Date, that portion of the Borrowing
          Base attributable to Facility A, which shall be the aggregate loan value of all Borrowing Base Properties, as determined by Lenders in their sole and absolute discretion, in accordance with the procedures for conforming oil and gas borrowing base loans set forth in Section 3.2 below; provided that
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          the Borrowing Base (Conforming) for the time period from December
          1, 1999 through the next determination of the Borrowing Base (Conforming) by Lenders shall be $90,000,000.

                    (b) The definition of "Revolving Period" in Section 1.1 on page 13 of the Credit Agreement shall be deleted, and the following shall be substituted therefor:

                              "Revolving Period" means the time period from
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          the date of this Agreement through November 30, 2002; provided that, upon the request of Borrower, Lenders may, in their sole discretion, extend such time period at any time and from time to time to a date not later than December 31, 2006 by giving written notice of such extension to Borrower, but nothing contained in this Agreement, the Notes or any other Loan Document shall be deemed to commit or require Lenders to agree to any such extension.

                    (c) The following new Section 8.10 shall be inserted immediately after the end of Section 8.9 on page 56 of the Credit Agreement:

                              Section 8.10.  Funding. Unless Borrower or
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          any Lender has notified Agent prior to the date any payment to be made by it is due, that it does not intend to remit such payment, Agent may, in its sole discretion, assume that Borrower or said Lender, as the case may be, has timely remitted such payment and may, in its sole and absolute discretion and in reliance thereon, make available such payment to the Person entitled thereto. If such payment was not in fact remitted to Agent in immediately available funds, then:

                                   (a)  If Borrower has failed to make such
          payment, each Lender shall forthwith on demand repay to Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by Agent to such Lender to the date such amount is repaid to Agent at the Federal Funds Rate;

                                   (b)  If any Lender has failed to make
          such payment, Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon Agent's demand therefor, Agent shall promptly notify Borrower, and Borrower shall pay such corresponding amount to Agent. Agent shall also be entitled to recover from such Lender interest on such

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          corresponding amount in respect of each day from and including the date such corresponding amount was made available by Agent to Borrower to the date such corresponding amount is recovered by
          Agent: (1) from such Lender at a rate per annum equal to the daily Federal Funds Rate, and (2) from Borrower, at a rate per annum equal to the interest rate applicable to such borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

               2.   Loan Documents. All references in any document to the
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Credit Agreement shall refer to the Credit Agreement, as amended pursuant to this Amendment.

                3.  Representations and Warranties. Borrower hereby certifies to
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Lenders that as of the date of (and after giving effect to) this Amendment, except as heretofore disclosed to and waived by Lenders: (a) all of Borrower's representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

                4.  Continuation of the Credit Agreement. Except as specified in
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this Amendment, the provisions of the Credit Agreement shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Credit Agreement, the terms of this Amendment shall control. Borrower hereby ratifies, confirms and adopts the Credit Agreement, as amended hereby.

                5.  Expenses. Borrower shall pay all reasonable expenses
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incurred in connection with the transactions contemplated by this Amendment, including without limitation all reasonable fees and reasonable expenses of Lenders' attorneys and all recording and filing fees, charges and expenses.

                6.  Miscellaneous.  This Amendment shall be governed by and
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construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment and any and all documents to be delivered in connection herewith may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of this Amendment and any and all documents to be delivered in connection herewith by any party may be effected, without limitation, by faxing a signed counterpart of the signature page of this Amendment to BA, in care of David G. Stolfa, Esq. (303-762-9992), (any party that effects delivery in such manner hereby agreeing to transmit promptly to BA, in care of David G. Stolfa, Esq., an actual signed counterpart).

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               EXECUTED as of the date first above written.

                              BASIN EXPLORATION, INC.


                              By: ___________________________________
                                  Vice President/Chief Financial
                                   Officer

                              BANK OF AMERICA, N.A., in its capacity as a
                                 Lender and as Agent for Lenders

                              By: ___________________________________
                                  Principal

                              U.S. BANK NATIONAL ASSOCIATION


                              By: ___________________________________
                                  Vice President

                              UNION BANK OF CALIFORNIA, N.A.


                              By: ___________________________________
                                  Vice President


                              By: ___________________________________
                                  Vice President

                              TORONTO DOMINION (TEXAS), INC.


                              By: ___________________________________
                                  Vice President

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